UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 14, 2016

(Date of earliest event reported)

INNODATA INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22196	13-3475943
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Three University Plaza	07601
Hackensack, NJ 07601	(Zip Code)
(Address of principal executive offices)

(201) 371-8000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the Report on Form 8-K (the “Prior 8-K”) that was filed by Innodata Inc. with the Securities and Exchange Commission on May 12, 2016.

On July 14, 2016, Innodata Inc. through its wholly owned subsidiaries Agility PR Solutions LLC (formerly MediaMiser LLC) and Agility PR Solutions Ltd. (formerly MediaMiser Ltd.) completed the acquisition from PR Newswire of the Agility Business pursuant to the Agreement. The terms PR Newswire and Agility Business are as defined in the Prior 8-K. The term Agreement means the Agreement as defined in the Prior 8-K, as amended by the amendment to the Agreement that is filed with this Report as Exhibit 2.1 (“Amendment No. 1”).

The consideration given by the acquiring entities for the Agility Business, after working capital adjustments, consisted of $4.3 million in cash, of which $250,000 will be deposited by the acquiring entities in escrow for disposition as provided in Amendment No. 1. The consideration given by the acquiring entities is subject to further post-closing adjustment based on working capital as of the closing date. The acquiring entities also assumed certain liabilities pursuant to the Agreement, including approximately $4.4 million of deferred revenue liabilities. Innodata Inc. has guaranteed the assumption of these liabilities.

Neither Innodata Inc. nor any of its affiliates has any material relationship with PR Newswire, other than with respect to the Agreement and certain ancillary documents related to the Agreement.

On July 14, 2016, Innodata Inc. issued a press release announcing the acquisition, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

To the extent required, Innodata will provide the financial statements required by Item 9.01(a) on Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st calendar day after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

To the extent required, Innodata will provide the pro forma financial statements required by Item 9.01(b) on Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st calendar day after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits

2.1	Amendment No. 1 to Asset Purchase Agreement dated as of July 14, 2016 among PWW Acquisition LLC, MediaMiser LLC and MediaMiser Ltd., filed herewith.

99.1	Press release of Innodata Inc. dated July 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA INC.

Date: July 15, 2016	By:	/s/ O’Neil Nalavadi
O’Neil Nalavadi Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Amendment No. 1 to Asset Purchase Agreement dated as of July 14, 2016 among PWW Acquisition LLC, MediaMiser LLC and MediaMiser Ltd., filed herewith.

99.1	Press Release of Innodata Inc. dated July 14, 2016.

4